UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2026

EQT Infrastructure Company LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56691	99-3884445
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 34th Floor New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

(917) 281-0850

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

As of May 1, 2026, EQT Infrastructure Company LLC (the “Company”) sold unregistered shares (the “Investor Shares”) of the Company to third-party investors for cash for aggregate consideration of approximately $89,767,386, at a price per Investor Share equal to transactional net asset value (“Transactional Net Asset Value”) per share for the applicable class, which corresponds to the price at which the Company sells and repurchases its shares. The following table provides details on the Investor Shares sold by the Company:

Class	Aggregate Number of Shares Sold(1, 2)	Aggregate Consideration(1)
Class A-I Shares	2,529,034	$68,840,386
Class A-S Shares	413,788	11,240,000
Class M-I Shares	29,495	762,000.00
Class M-S Shares	345,458	8,925,000
Total	3,317,775	$89,767,386

(1) Share and dollar amounts are rounded to the nearest whole number and may not sum to totals due to such rounding.

(2) The Company finalized the number of Investor Shares sold on May 20, 2026, following the calculation of the Company’s Transactional Net Asset Value per share as of April 30, 2026 on May 20, 2026.

The offer and sale of the Investor Shares were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Since inception on February 1, 2026, through the date of this Current Report on Form 8-K, the Company has sold approximately $539,645,744 of Investor Shares for cash as part of its continuous private offering.

In addition, on May 26, 2026, the Company issued to EQT Holdings AB, an indirect subsidiary of EQT AB, approximately 239,536 Class E Shares of the Company (the “Class E Shares”), valued at approximately $27.46 per Class E Share, in exchange for the contribution to the Company of a portion of EQT Holdings AB’s ownership interests in Reworld Holding Corporation, a leading sustainable waste solutions provider. The offer and sale of the Class E Shares were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT Infrastructure Company LLC

By:	/s/ Bethany Oleynick
Name: Bethany Oleynick
Title: Legal Director and Secretary

Date: May 27, 2026